SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

SEPTEMBER 18, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia (State or other Jurisdiction of Incorporated or Organization) 8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	58-2079583 (IRS employer identification no.) 770-481-0305 (Registrant’s Telephone Number Including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing August 2003 Hotel Statistics

ITEM 9. REGULATION FD DISCLOSURE

On September 18, 2003, Jameson Inns, Inc. issued a press release announcing August 2003 hotel statistics. A copy of the press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of September 18, 2003	JAMESON INNS, INC. By: Craig R. Kitchin /s/ Craig R. Kitchin Its: President & Chief Financial Officer